EXHIBIT 99.4

                       The Special Sub-Servicing Agreement


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             AMENDED AND RESTATED SPECIAL SUB-SERVICING AGREEMENT
             ----------------------------------------------------



      This Amended and Restated Special Sub-Servicing Agreement (this "Agreement") by and among Countrywide Home Loans, Inc. (the "Company"), Credit-Based Asset Servicing and Securitization LLC, as holder of the Class B Certificates identified on Exhibit A (the "Class B Holder") and Litton Loan Servicing LP, an affiliate of the Class B Holder, as special Sub-Servicer (the "Special Sub-Servicer") shall be effective as of May 1, 2001.


                             PRELIMINARY STATEMENT
                             ---------------------

      WHEREAS, the Class B Holder has purchased certain classes of subordinate mortgage pass-through certificates (each, a "Class B Certificate" and collectively, the "Class B Certificates") of the series (each, a "Series") that were issued by a trust in exchange for a pool of mortgage loans (the "Mortgage Loans") deposited into such trust by CWMBS, Inc., an affiliate of the Company, pursuant to a pooling and servicing agreement entered into between CWMBS, Inc., the Company and the trustee named therein (the "Trustee") (each, a "Pooling and Servicing Agreement" and collectively, the "Pooling and Servicing Agreements"), and evidence an undivided ownership interest in the related pool of Mortgage Loans;

      WHEREAS, the Company, the Class B Holder and the Special Sub-Servicer entered into the Special Sub-Servicing Agreement dated as of December 31, 1998 as amended and modified by amendments #1, #2, #3, and #4 thereto (the "Special Sub-Servicing Agreement"), pursuant to which the parties agreed that with respect to certain Class B Certificates held by the Class B Holder, that: (i) with respect to each Mortgage Loan that becomes sixty (60) or more days delinquent (each such Mortgage Loan, a "Delinquent Mortgage Loan"), the Class B Holder shall have certain advisory rights with respect to the Company's servicing of the Delinquent Mortgage Loans; and (ii) in the event a Delinquent Mortgage Loan becomes one hundred twenty (120) or more days delinquent, (each such Delinquent Mortgage Loan, a "Specially Serviced Mortgage Loan"), the Special Sub-Servicer shall commence the sub-servicing thereof in accordance with the Special Sub-Servicing Agreement;

      WHEREAS, the Series identified in Exhibit A hereto, and the related pools of Mortgage Loans underlying such Series were previously made subject to the terms and conditions of the Special Sub-Servicing Agreement;

      WHEREAS, the Class B Holder has requested that in addition to the Series identified on Exhibit A, the Series identified on Exhibit E hereto and the related pool of Mortgage Loans underlying such Series be made subject to the Agreement; and

      WHEREAS, the Company, the Class B Holder and the Special Sub-Servicer desire to amend and restate the Special Sub-Servicing Agreement as provided herein.

      NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the Company, the Class B Holder and the Special Sub-Servicer hereby agree as follows:

                                   ARTICLE I
                                   ---------

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                   PRIOR AGREEMENTS AND CONDITIONS PRECEDENT
                   -----------------------------------------

      Section 1.01 Special Sub-Servicing Agreement; Specially Sub-Serviced
Series.

      (a) Upon its execution by the parties, this Agreement shall supercede and otherwise replace the Special Sub-Servicing Agreement. The parties agree and acknowledge that the Series identified in Exhibit A hereto represent all of the Series that are currently subject to the Special Sub-Servicing Agreement and that, upon the execution of this Agreement, such Series shall be sub-serviced by the Special Sub-Servicer in accordance with the terms and conditions set forth in this Agreement. Notwithstanding the foregoing, no additional Delinquent Mortgage Loans or Specially Serviced Mortgage Loans for the Series identified in Exhibit B hereto shall be transferred to and sub-serviced by the Special Sub-Servicer subsequent to the date of this Agreement unless, however, the Class B Holder purchases Additional Purchased Securities for such Series and the conditions of Section 6.02 are satisfied. The Special Sub-Servicer shall continue, however, to sub-service any and all Specially Serviced Mortgage Loans transferred to it prior to the date of this Agreement, including those Specially Serviced Mortgage Loans related to the Series identified in Exhibit B hereto, all in accordance with the terms and conditions hereof.

      (b) The effectiveness of this Agreement, including without limitation the addition of the Series listed in Exhibit E and the related pool of Mortgage Loans underlying such Series, shall be expressly conditioned upon the prior payment by the Class B Holder to the Company of the aggregate Special Servicing Premium amount set forth in Exhibit C hereto.

                                  ARTICLE II
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                           DELINQUENT MORTGAGE LOANS
                           -------------------------

      Section 2.01 Reporting of Delinquent Mortgage Loans.

      (a) To the extent and for so long as the Class B Certificates of a Series are outstanding and held by the Class B Holder, the Company, as Servicer of the Mortgage Loans related to each Series, shall provide to the Class B Holder an electronic file containing the following information on a monthly basis within three (3) business days after each Distribution Date; provided, however, that the information provided hereunder shall be consistent with the information provided to the Trustee pursuant to the related Pooling and Servicing Agreement:

      (1) With respect to each Series of Class B Certificates, the number and aggregate unpaid principal balance of the Mortgage Loans which are delinquent one, two and three months or more, together with the unpaid principal balance of each Mortgage Loan which is delinquent, one, two and three months or more;

      (2) With respect to each Series of Class B Certificates, the (i) number and aggregate Principal Balance of Mortgage Loans with respect to which Commencement of Foreclosure (as hereinafter defined) has occurred, and (ii) the number and aggregate book value (if available) of Mortgaged Properties which have been acquired through foreclosure of the related Mortgage Loans, the acceptance of a deed in lieu of foreclosure or the exercise of other rights respecting the applicable Trustee's security interest in the Mortgage Loans, and with respect to each Mortgage Loan, the
            (i) unpaid principal balance of each such Mortgage Loan with respect to which Commencement of Foreclosure has occurred, and
            (ii) the book value (if



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            available) of Mortgaged Property acquired through foreclosure of the related Mortgage Loan, the acceptance of a deed in lieu of foreclosure or exercise of other rights respecting the Trustee's security interest in the related Mortgage Loan; and

      (3) With respect to each Series, the amount of Realized Losses allocable to the Certificates on the related Distribution Date and, with respect to each Mortgage Loan, the amount of Realized Losses attributable to such Mortgage Loan on the related Distribution Date.

      (b) For purposes of this Agreement, "Commencement of Foreclosure" shall mean the first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale, but not including in either case (x) the filing or delivery of any notice of default, or notice of intent to foreclose or sell or any other action which is a prerequisite to the actions specified in (i) or (ii) above, or (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related Mortgaged Property or otherwise) or (z) initiation and completion of a short pay-off of a Mortgage Loan.

      (c) Except as required by this Section 2.01, it is understood and agreed that the Company shall have no obligation to provide any written report or other information to the Class B Holder which the Company is not otherwise required to provide to the Trustee under the terms and conditions of the applicable Pooling and Servicing Agreement, provided, however, the Company shall use reasonable efforts to provide to the Class B Holder such additional information pertaining to the Delinquent Mortgage Loans as the Class B Holder may reasonably request and the Class B Holder will reimburse the Company for any reasonable out-of-pocket expenses incurred by it in providing such additional information.

      Section 2.02 Advisory Rights of Class B Holder.

      (a) At any time prior to the designation of a Delinquent Mortgage Loan as a Specially Serviced Mortgage Loan, the Class B Holder may contact the Company's servicing personnel to obtain information regarding any action which the Company proposes to take with respect to such Delinquent Mortgage Loan and the Company agrees to consult with the Class B Holder concerning any such proposed action, including, without limitation, any proposal to commence foreclosure proceedings, to accept a deed-in-lieu of foreclosure, to consent to a sale of Mortgaged Property at a loss, or, if permitted under the terms of the related Pooling and Servicing Agreement, to purchase a Delinquent Mortgage Loan. It is understood and agreed that the Class B Holder shall merely have the right to offer suggestions and advice to the Company with respect to the servicing of the Delinquent Mortgage Loan, but shall have no ability to direct the Company's servicing activities with respect to such Delinquent Mortgage Loan.

      (b) In the event the Company agrees to purchase a Delinquent Mortgage Loan at the Class B Holder's request, the Class B Holder shall deliver to the Company, within forty eight (48) hours of its notice to the Company, an amount equal to the purchase price and other funds necessary for the Company to accomplish the purchase of such Delinquent Mortgage Loan from the Trustee under the terms of the applicable Pooling and Servicing Agreement, plus an amount equal to (i) all unreimbursed Servicing Advances and Advances; and all accrued and unpaid or unreimbursed Master Servicing Fees due with respect to such Specially Serviced Mortgage Loan as of the date of purchase from the Trustee. Upon receipt of such amount, the Company shall promptly



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take all action necessary under the terms of the related Pooling and Servicing
Agreement in order to accomplish such purchase (i.e., to provide any required notification to the Trustee) and to deliver title to such Delinquent Mortgage Loan to the Class B Holder.

                                  ARTICLE III
                                  -----------

                       SPECIALLY SERVICED MORTGAGE LOANS
                       ---------------------------------

                       AND SPECIAL SERVICING PROCEDURES
                       --------------------------------

      Section 3.01 Designation of Specially Serviced Mortgage Loans.

      (a) Each Delinquent Mortgage Loan shall be deemed to be a Specially Serviced Mortgage Loan as of the one hundred twentieth (120th) day of delinquency. The Special Sub-Servicer shall commence the sub-servicing of such Specially Serviced Mortgage Loan as of the first day of the month following the month in which such Delinquent Mortgage Loan becomes a Specially Serviced Mortgage Loan (the "Effective Date"). Notwithstanding the foregoing, to the extent (i) a Specially Serviced Mortgage Loan reinstates to a current or less than 120 days delinquent status before the Mortgagor notification (i.e., the "goodbye letter") is sent; or (ii) a forbearance or workout plan has been entered into with the Mortgagor(s) related to the Specially Serviced Mortgage Loan, such Specially Serviced Mortgage Loan shall be deemed a Delinquent Mortgage Loan or a Mortgage Loan, as applicable, and the sub-servicing thereof shall not be transferred to the Special Sub-Servicer. With respect to each Specially Serviced Mortgage Loan to be sub-serviced by the Special Sub-Servicer, the Special Sub-Servicer shall, no later than the thirteenth
(13th) day of the month following the month in which such Delinquent Mortgage Loan became a Specially Serviced Mortgage Loan (or if the thirteenth (13th) day falls on a weekend or holiday, then the preceding business day), pay to the Company an amount equal to all unreimbursed Advances and Servicing Advances which have been made by the Company with respect to such Specially Serviced Mortgage Loan, plus all accrued and unpaid or unreimbursed Master Servicing Fees due with respect to such Specially Serviced Mortgage Loan as of the date of the sub-servicing is to be transferred. The Company shall provide to the Special Sub-Servicer reasonable detail setting forth the amount and nature of such Advances and Servicing Advances and the calculation of such Master Servicing Fees.

      (b) In order to transfer the sub-servicing of the Specially Serviced Mortgage Loans to the Special Sub-Servicer, the Company and the Special Sub-Servicer shall comply with their respective obligations contained in the transfer procedures set forth in Schedule II hereof.

      Section 3.02. Sub-Servicing of Specially Serviced Mortgage Loans.

      (a) Except as otherwise expressly provided herein, the Special Sub-Servicer shall sub-service each Specially Serviced Mortgage Loan in compliance with the terms and conditions of the related Pooling and Servicing Agreement and the Special Sub-Servicer shall succeed to and undertake all rights, duties and obligations of the Company to service the Specially Serviced Mortgage Loans in accordance with the terms of the applicable Pooling and Servicing Agreement, (including, without limitation, the obligation to make Advances and Servicing Advances with respect to the Specially Serviced Mortgage Loans, the right to purchase (or cause the Company to purchase) the Specially Serviced Mortgage Loans from the related Trustee, the right to receive a Master Servicing Fee following the related Effective Date with respect to Specially Serviced Mortgage Loans and the right to reimbursement of Advances and Servicing Advances made by



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the Special Sub-Servicer with respect to Specially Serviced Mortgage Loans).

      (b) For each Series, the Special Sub-Servicer shall establish and maintain a separate account with a depository institution which complies with the same requirements for a Certificate Account as set forth in the applicable Pooling and Servicing Agreement (the "Collection Account"). With respect to each Specially Serviced Mortgage Loan, the Special Sub-Servicer (i) shall deposit into the related Collection Account all amounts which the Company would otherwise be required to deposit into the Certificate Account on behalf of such Specially Serviced Mortgage Loan under the terms and conditions of the applicable Pooling and Servicing Agreement; and (ii) may withdraw from the related Collection Account all amounts which the Company would otherwise be permitted to withdraw from the Certificate Account under the terms and conditions of the applicable Pooling and Servicing Agreement. In addition, to the extent required by the related Mortgage Note and not violative of current law, the Special Sub-Servicer shall establish and maintain one or more accounts (each, a "Sub-Servicer Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Master Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. The Sub-Servicer Escrow Account shall satisfy all of the terms and conditions relating to Escrow Accounts in the related Pooling and Servicing Agreement, including without limitation, the terms and conditions relating to deposits into, and withdrawals from, the Escrow Accounts.

      (c) No later than the eighteenth (18th) day of each month (or if the eighteenth (18th) day falls on a weekend or holiday, then the preceding business day) (the "Special Sub-Servicer Remittance Date"), the Special Sub-Servicer shall remit to the Company, with respect to each Specially Serviced Mortgage Loan, an amount which is equal to the amount which the Company is required to remit to the Trustee for such Specially Serviced Mortgage Loan under the terms and conditions of the applicable Pooling and Servicing Agreement. Without limiting the foregoing, the amount remitted by the Special Sub-Servicer shall include, all payments on account of principal on such Specially Serviced Mortgage Loan, all payments on account of interest on such Specially Serviced Mortgage Loan, net of the related Master Servicing Fee and all required Advances. In addition, within 48 hours of its receipt thereof, the Special Sub-Servicer shall remit to the Company any Insurance Proceeds, Liquidation Proceeds received with respect to any Specially Sub-Serviced Mortgage Loan, and Principal Prepayments, together with a report in such detail as may be required to allow the Company to deliver on a timely basis all information which the Company is required to deliver to the Trustee under the applicable Pooling and Servicing Agreement. It is understood and agreed that to the extent the Special Sub-Servicer remits to the Company Insurance Proceeds, Liquidation Proceeds and Principal Prepayments related to any Specially Sub-Serviced Mortgage Loan within the time frames required by the preceding sentence, the Special Sub-Servicer shall have no obligation to remit to the Company any Prepayment Interest Shortfall related to such Specially Sub-Serviced Mortgage Loan for the month in which such Insurance Proceeds, Liquidation Proceeds and Principal Prepayments were received. Each such report shall be accompanied by an Officer's Certification in substantially the form attached hereto as Schedule V.

      (d) The Special Sub-Servicer shall make all remittances with respect to the Specially Serviced Mortgage Loans underlying the related Series of Class B Certificates, to the Company by wire transfer to the related accounts identified in Schedule I, as amended from time to time to include Additional Purchased Securities.

      (e) One day prior to the Special Sub-Servicer Remittance Date, the Special Sub-Servicer shall notify the Company in writing by facsimile or e-mail of the total amount of any such remittance. The Special Sub-Servicer shall provide to the Company reports in a form and in such detail as may



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be required by the Company in order to properly account for, and apply all funds remitted to the Company hereunder and permit compliance by the Company with its obligations under the applicable Pooling and Servicing Agreement.

      (f) On or before the fifth (5th) business day of the month in which the related Distribution Date will occur, the Special Sub-Servicer shall provide to the Company a monthly report setting forth the information contained on Exhibit A to Schedule II hereto with respect to each Specially Serviced Mortgage Loan which shall be accompanied by an Officer's Certification substantially in the form attached hereto as Schedule V. The information in such report shall be provided as of the last day of the month preceding the month in which the report is provided.

      (g) To the extent the Special Sub-Servicer requires the original promissory note, deed or trust or mortgage or other document from the collateral file of a Specially Serviced Mortgage Loan in connection with the performance of its duties hereunder, the Special Sub-Servicer shall send a written request signed by an authorized officer of the Special Sub-Servicer seeking the release of such document(s) on the form attached hereto as
Schedule III. The Company shall use its reasonable best efforts to obtain such document(s) from the Trustee, or the appropriate custodian that is maintaining such document(s) on behalf of the applicable Trustee, as applicable.

      (h) When available in a particular county or other jurisdiction, the Special Sub-Servicer shall consider using the services of CTC Real Estate Services to conduct the foreclosure of a Specially Serviced Mortgage Loan under CTC Real Estate Services' standard terms and conditions, including fees.

      (i) Notwithstanding any provision herein to the contrary, the Special Sub-Servicer shall: (i) in no event be obligated to effect any cure or remedy in connection with a deficiency in the documentation for any Specially Serviced Mortgage Loan to the extent such deficiency existed at the time such Mortgage Loan became a Specially Serviced Mortgage Loan; or (ii) have any responsibility for any obligations, duties, or liabilities of the Company with respect to the servicing of a Specially Serviced Mortgage Loan that arose prior to the related Effective Date for such Specially Serviced Mortgage Loan, other than those which would customarily be assumed after the Effective Date.

      Section 3.03 Termination of Special Sub-Servicer for Default.

      (a) The Company shall have the right, immediately upon written notice, to terminate the Special Sub-Servicer's right and obligation to sub-service all of the Specially Serviced Mortgage Loans hereunder in the event (each such event, an "Event of Default") of:

            (i) any failure by the Special Sub-Servicer to remit to the Company for distribution to the Certificateholders of a Series any payment (including without limitation, any failure to make any required Advance) required to be made under the terms of this Agreement or the related Pooling and Servicing Agreement which continues unremedied for a period of one day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Special Sub-Servicer by the Company; or

            (ii) any failure on the part of the Special Sub-Servicer duly to observe or perform in any material respect any other of the covenants or agreements in the applicable Pooling and Servicing Agreement which continues unremedied for the period of time,



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            if any, in which such breach must be cured; or

            (iii) any failure on the part of the Special Sub-Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Special Sub-Servicer contained in this Agreement (including any breach of the Special Sub-Servicer's representations and warranties contained in Section
            5.03 hereof, which materially and adversely affects the interests of the Certificateholders of a Series) which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Special Sub-Servicer by the Company; or

            (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Special Sub-Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

            (v) the Special Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Special Sub-Servicer or of or relating to all or substantially all of its property; or

            (vi) the Special Sub-Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

      (b) If an Event of Default shall occur, then, and in each and every such case, upon receipt of written notice from the Company, the Special Sub-Servicer shall immediately remit to the Company all amounts in the Collection Accounts and the Sub-Servicer Escrow Accounts and all rights of the Special Sub-Servicer to sub-service the Specially Serviced Mortgage Loans shall terminate. In addition, in the event the Special Sub-Servicer fails to effect the Commencement of Foreclosure with respect to a Specially Serviced Mortgage Loan on or before the date such Specially Serviced Mortgage Loan becomes one hundred eighty (180) days delinquent or thereafter fails to diligently pursue the completion of the foreclosure of such Specially Serviced Mortgage Loan within maximum number of days for each State as set forth on
Schedule IV hereof, upon receipt of written notice from the Company, the Special Sub-Servicer shall immediately remit to the Company all amounts in the Collection Accounts and the Sub-Servicer Escrow Accounts held with respect to the affected Specially Serviced Mortgage Loan and all rights of the Special Sub-Servicer to sub-service the affected Specially Serviced Mortgage Loan shall terminate. Following the receipt of written notice from the Company as provided above, all authority and power of the Special Sub-Servicer to sub-service all, or the affected Specially Serviced Mortgage Loans, as applicable, shall pass to and be vested in the Company pursuant to and under this Section 3.03, and the Special Sub-Servicer shall do all things necessary to effect a transfer of the sub-servicing rights back to the Company. In this regard, the Company is hereby authorized and empowered to execute and deliver, on behalf of the Special Sub-Servicer, as attorney-in-fact or otherwise, any and all documents and



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other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the affected Specially Serviced Mortgage Loans and related documents, or otherwise. The Special Sub-Servicer agrees to cooperate with the Company in implementing the termination of the Special Sub-Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Company or its appointed agent for administration by it of all amounts in the possession of the Special Sub-Servicer or thereafter be received with respect to the Specially Serviced Mortgage Loans and the transfer of the sub-servicing rights back to the Company .

      Section 3.04 Early Termination of Class B Holder's Advisory Rights and The Designation of Additional Delinquent Mortgage Loans as Specially Serviced Mortgage Loans. With respect to each Series of Class B Certificates, the rights and obligations of the Class B Holder and the Company that are set forth in Article II of this Agreement shall be of no further force and effect and no additional related Delinquent Mortgage Loan shall become or be deemed to be a Specially Serviced Mortgage Loan pursuant to the provisions of Section 3.03, on and after the earliest to occur of the date on which (i) the Certificate Principal Balance of the most subordinate Class B Certificate of such Series has been reduced to zero in accordance with the terms of the related Pooling and Servicing Agreement; or (ii) the Class B Holder no longer owns at least fifty one percent (51%) of the entire then outstanding Certificate Principal Balance of the most subordinate Class B Certificate of such Series; (iii) the date on which a rating agency downgrades any Certificate of the same Series as the applicable Class B Certificates as a result of the transfer of the sub-servicing rights to the Special Sub-Servicer pursuant to this Agreement; or (iv) the termination of the Company as the servicer under related Pooling and Servicing Agreement (each of the events described in items (i), (ii), (iii) and (iv) above, an "Early Termination Event"). At any time following the occurrence of an Early Termination described in items (i), (ii) or (iii) above, the Company may elect to terminate the Special Sub-Servicer's right to sub-service any Specially Serviced Mortgage Loans in the affected Series by providing at least fifteen
(15) days written notice to the Special Sub-Servicer. Upon the occurrence of an Early Termination Event described in item (iv) above, the Special Sub-Servicer's right to sub-service any Specially Serviced Mortgage Loans in the affected Series shall be terminated immediately.

      Section 3.05 Transfer of Sub-servicing to Company Following Repurchase of Specially Serviced Mortgage Loan. In the event the Company is required by the applicable Trustee to repurchase any Specially Serviced Mortgage Loan under the terms of the applicable Pooling and Servicing Agreement, the Company may elect to terminate the Special Sub-Servicer's right to sub-service any such Specially Serviced Mortgage Loan by providing at least fifteen (15) days written notice to the Special Sub-Servicer.

      Section 3.06 Transfer of Sub-servicing to Company. Upon any termination of the Special Sub-Servicer's rights to sub-service any Specially Serviced Mortgage Loans, the Special Sub-Servicer shall re-transfer such sub-servicing rights to the Company in a manner similar to the transfer of the servicing of the Specially Serviced Mortgage Loans to the Special Sub-Servicer as described in Schedule II hereto. On or promptly after the date the servicing of such Specially Serviced Mortgage Loans is transferred back to the Company, the Company shall reimburse the Special Sub-Servicer for any unreimbursed Advances and Servicing Advances made by the Special Sub-Servicer (including any amounts representing reimbursement of advances made by the Special Sub-Servicer to the Company with respect to the transfer of the servicing of such loan to the Special Sub-Servicer) plus any unpaid or unreimbursed Master Servicing Fees which have accrued from the Effective Date through the date the subs-servicing rights have been re-transferred to the Company.



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      Section 3.07 No Other Termination. Except as otherwise expressly provided herein, the Special Sub-servicer shall continue to sub-service each Specially Serviced Mortgage Loan, until the liquidation or other disposition of such Specially Serviced Mortgage Loan, including without limitation the payment in full of such Specially Serviced Mortgage Loan or the foreclosure sale of the underlying Mortgaged Property, regardless of whether the Specially Serviced Mortgage Loan remains delinquent or becomes current. The Class B Holder shall have no authority to terminate the Special Sub-Servicer's rights and obligations hereunder and shall take no action to cause such termination or otherwise impair or affect the ability of the Special Sub-Servicer to perform its obligations hereunder.

      Section 3.08 Special Sub-servicer Not to Resign; Appointment of Successor Special Sub-Servicer.

      (a) The Special Sub-Servicer shall not resign from its obligations and duties hereunder except upon a determination that its duties hereunder are no longer permissible under applicable law. In the event of any such resignation, a successor to the Special Sub-Servicer shall be appointed by the Class B Holder with the written consent of the Company, which consent shall not be unreasonably withheld. The successor special servicer must have the characteristics set forth in clauses (b) (i) and (b) (ii) below, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Special Sub-Servicer under this Agreement simultaneously with the termination of the Special Sub-Servicer's responsibilities, duties and liabilities under this Agreement. In the event that the Special Sub-Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the foregoing, the Special Sub-Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The removal of the Special Sub-Servicer shall not become effective until a successor shall be appointed pursuant to this Section 3.08.

      (b) Any successor special sub-servicer shall (i) be an institution having a net worth of not less than $1,000,000, and (ii) have and keep in full effect its existence, rights and franchises as a corporation (or such other corporate form), and shall obtain its qualification to do business as a foreign corporation (or such other corporate form) in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Specially Serviced Mortgage Loans and to perform its duties under this Agreement. Any successor appointed as provided herein shall execute, acknowledge and deliver to the Class B Holder and the Company an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 5.03, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Special Sub-Servicer, with like effect as if originally named as a party to this Agreement.

      (c) Within 30 days of the appointment of a successor special servicer by the Class B Holder, the Special Sub-Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all servicing files related to the Specially Serviced Mortgage Loans, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Special Sub-Servicer shall cooperate with the Class B Holder and such successor in effecting the termination of the Special Sub-Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor special servicer, including without limitation, the transfer to such successor of all amounts received by it with respect to the Specially Serviced Mortgage Loans. Further, the Special Sub-Servicer shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Special Sub-Servicer.

                                  ARTICLE IV
                                  ----------

                                AUDITING RIGHTS
                                ---------------

      4.01 Review of the Special Sub-Servicer's Sub-Servicing Activities. The Company shall have the right, at its own expense and during normal business hours, to review any and all of the books, records, or other information of the Special Sub-Servicer which may be relevant to the Company's ability to confirm that the Special Sub-Servicer is complying with its obligations to sub-service the Specially Serviced Mortgage Loans in accordance with the terms of this Agreement and the applicable Pooling and Servicing Agreement. In order to discuss such books, records or other information, the Special Sub-Servicer shall make personnel available who are knowledgeable about such matters.

                                   ARTICLE V
                                   ---------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

      Section 5.01. Organizational and Other Related Warranties of the Class B Holder. The Class B Holder hereby makes the following representations and warranties to the Special Sub-Servicer:

      (a) Organization and Good Standing. The Class B Holder is an entity duly organized, validly existing, and in good standing under the laws of its state of incorporation or formation or the laws of the United States.

      (b) No Violation. Neither the execution and delivery by the Class B Holder of this Agreement, nor the consummation by the Class B Holder of the transactions contemplated hereby, nor the performance of and compliance by the Class B Holder with the provisions of this Agreement, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of the Class B Holder, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on the Class B Holder, or any of its respective properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which the Class B Holder is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. The Class B Holder is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in the Class B Holder's, good faith and reasonable judgment, is likely to affect materially and adversely its ability to perform its obligations hereunder.

      (c) Authorization and Enforceability. The execution and delivery by the Class B Holder of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by the Class B Holder with the terms hereof are within the powers of the Class B

Holder, and have been duly authorized by all necessary action on the part of the Class B Holder. All organizational resolutions and consents necessary for the Class B Holder to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by the Class B Holder and constitutes the legal, valid and binding obligation of the Class B Holder, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. The Class B Holder has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over it, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by the Class B Holder.

      (d) No Litigation or Adverse Conditions. No litigation is pending or, to the best of the Class B Holder's knowledge, threatened against it, which, if determined adversely to the Class B Holder would prohibit the Class B Holder from entering into this Agreement or, in the good faith and reasonable judgment of the Class B Holder, is likely to materially and adversely affect either the ability of the Class B Holder to perform its obligations hereunder.

      Section 5.02. Organizational and Other Related Warranties of the Company. The Company hereby makes the following representations and warranties to the Class B-Holder and the Special Sub-Servicer:

      (a) Organization and Good Standing. The Company is an entity duly organized, validly existing, and in good standing under the laws of its state of incorporation or formation or the laws of the United States, and is in compliance with the laws of each state in which any property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations hereunder and the applicable Pooling and Servicing Agreement.

      (b) No Violation. Neither the execution and delivery by Company of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by the Company with the provisions hereof or of the Pooling and Servicing Agreement, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of the Company, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on the Company, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document (including, without limitation, any Pooling and Servicing Agreement) to which the Company is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. The Company is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in the Company's good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreements, or the financial condition of the Company.

      (c) Authorization and Enforceability. The execution and delivery by the Company of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by the Company with the terms hereof and of the Pooling and Servicing Agreements are within the powers of the Company, and have been duly authorized by all necessary action on the part of the Company. All organizational resolutions and consents necessary for the Company to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. The Company has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over the Company, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by the Company.

      (d) Approvals and Permits. The Company possesses such certificates, authorizations, licenses, and permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially and adversely affect the conduct of the business, operations, financial condition, or income of the Company.

      (e) No Litigation or Adverse Conditions. No litigation is pending or, to the best of the Company's knowledge, threatened against it, which, if determined adversely to the Company would prohibit the Company from entering into this Agreement or, in the good faith and reasonable judgment of the Company, is likely to materially and adversely affect either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreements or the financial condition of the Company. The Company has no knowledge of any recent adverse financial condition or event with respect to itself that, in its good faith and reasonable judgment, is likely to materially and adversely affect its ability to perform its obligations hereunder or under the Pooling and Servicing Agreements.

      (f) Fidelity Bond; Errors and Omission Insurance. Each officer, director, employee, consultant and advisor of the Company with responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance and fidelity bond insurance in the amounts and with the coverage required under the related Pooling and Servicing Agreement for it to maintain. Neither the Company nor any of its officers, directors, employees, consultants, or advisors involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

      Section 5.03. Organizational and Other Related Warranties of the Special Sub-Servicer. The Special Sub-Servicer hereby makes the following representations and warranties to the Company:

      (a) Organization and Good Standing. The Special Sub-Servicer is an entity duly organized, validly existing, and in good standing under the laws of its state of incorporation or formation or the laws of the United States, and is in compliance with the laws of each state in which any property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations hereunder.

      (b) No Violation. Neither the execution and delivery by Special Sub-Servicer of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by the Special Sub-Servicer with the provisions hereof , will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of the Special Sub-Servicer, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on the Special Sub-Servicer, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which the Special Sub-Servicer is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. The Special Sub-Servicer is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in the Special Sub-Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder, or the financial condition of the Special Sub-Servicer.

      (c) Authorization and Enforceability. The execution and delivery by the Special Sub-Servicer of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by the Special Sub-Servicer with the terms hereof are within the powers of the Special Sub-Servicer, and have been duly authorized by all necessary action on the part of the Special Sub-Servicer. All organizational resolutions and consents necessary for the Special Sub-Servicer to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by the Special Sub-Servicer and constitutes the legal, valid and binding obligation of the Special Sub-Servicer, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. The Special Sub-Servicer has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over the Special Sub-Servicer, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by the Special Sub-Servicer.

      (d) Approvals and Permits. The Special Sub-Servicer possesses such certificates, authorizations, licenses, and permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and its has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially and adversely affect the conduct of the business, operations, financial condition, or income of the Special Sub-Servicer.

      (e) No Litigation or Adverse Conditions. No litigation is pending or, to the best of the Special Sub-Servicer's knowledge, threatened against it, which, if determined adversely to the Special Sub-Servicer would prohibit the Special Sub-Servicer from entering into this Agreement or, in the good faith and reasonable judgment of the Special Sub-Servicer, is likely to materially and adversely affect either its ability to perform its obligations hereunder or the financial condition of the Special Sub-Servicer. The Special Sub-Servicer has no knowledge of any recent adverse financial condition or event with respect to itself that, in its good faith and reasonable judgment, is likely to materially and adversely affect its ability to perform its obligations hereunder.

      (f) Fidelity Bond; Errors and Omission Insurance. Each officer, director, employee, consultant and advisor of the Special Sub-Servicer with responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance and fidelity bond insurance in the amounts and with the coverage required under the related Pooling and Servicing Agreement to be maintained by the Company as master servicer. Neither the Special Sub-Servicer nor any of its officers, directors, employees, consultants, or advisors involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

      (g) Approved Seller/Servicer. The Special Sub-Servicer is approved as a seller/servicer of single-family mortgage loans by the Fannie Mae and the Department of Housing and Urban Development.

                                  ARTICLE VI
                                  ----------

                           MISCELLANEOUS PROVISIONS
                           ------------------------

      Section 6.01 Resecuritization of Class B Certificates.

      Notwithstanding anything to the contrary in Section 3.04 hereof, in the event that the Class B Holder resecuritizes a Class B Certificate, either directly as issuer or indirectly through an affiliated entity or an investment bank as issuer, the rights of the Class B Holder set forth under Article II and Article III of this Agreement shall relate to, and be exercisable with respect to the Mortgage Loans of a related Series to the extent that and for so long as the Class B Holder has beneficial ownership of at least fifty-one percent (51%) of the most subordinate outstanding class of securities issued in such resecuritization. If on any day the Class B Holder ceases to own at least fifty-one percent (51%) the most subordinate outstanding class of securities issued in the resecuritization of a Class B Certificate, an Early Termination Event will be deemed to have occurred and the Company may terminate the Special Sub-Servicer right to sub-service a Specially Serviced Mortgage Loan in accordance with Section 3.04 hereof.

      Section 6.02 Additional Purchases of Class B Certificates.

      The parties acknowledge that from time to time, the Class B Holder may purchase additional Class B Certificates for which the Class B Holder has the beneficial ownership interest in the most subordinate class of securities of the related Series (without regard to whether the Class B Holder has transferred record title to such Class B Certificate pursuant to a repurchase agreement or other financing arrangement) ("Additional Purchased Securities"). With respect to such Additional Purchased Securities, upon the request of the Class B Holder and the occurrence of any of the following events:

      (a) Additional Purchased Securities are purchased by the Class B Holder directly from the Company or any of its affiliates in a primary or secondary market transaction within ninety (90) days of the initial issuance of the Additional Purchased Securities; or

      (b) Additional Purchased Securities are purchased from any entity other than the Company or any of its affiliates within ninety (90) days of the initial issuance of such Additional Purchased Securities and the Class B Holder's payment to the Company of an amount equal to one percent (1.00%) of the original face amount of the most subordinate class of securities (the first loss piece) of the related Series, the Series for the Additional Purchased Securities and the related pool of Mortgage Loans underlying the Additional Purchased Securities shall be made subject to this Agreement. Any Additional Purchased Securities purchased from the Company, any of its affiliates or any other entity, beyond the ninety (90) day term specified above shall be added to this Agreement at the Company's sole and absolute discretion and at a price to be negotiated on a case by case basis.

      The addition of any Series for the Additional Purchased Securities and the related pool of Mortgage Loans underlying such Additional Purchased Securities shall be conditioned upon and evidenced by the Company's, the Class B Holder's and the Special Sub-Servicer's execution of a letter substantially in the form of Exhibit D hereto (the "Confirmation") and the payment of the Special Servicing Premium, if any, specified therein. Upon the full execution of the Confirmation and the payment of the Special Servicing Premium, if any, specified therein, Schedule I shall be deemed to have been amended to reflect the addition of the Series identified therein and the related pool of Mortgage Loans underlying such Additional Purchased Securities. "Additional Purchased Securities" shall not include any Series or mortgage-backed securities created or issued in any securitization in which IndyMac Bank or any of its affiliates participated as the seller or servicer of the related mortgage loans.

      Notwithstanding the foregoing, each of the parties to this Agreement may elect to terminate the provisions of this Section 6.02 and render them of no further force and effect upon providing the other parties five (5) days prior written notice of such party's election. No election pursuant to this Section
6.02 shall have any effect on any Series of Class B Certificates or the related pool of underlying Mortgage Loans that were made subject to this Agreement prior to such election.

      Section 6.03 Indemnification.

      Each of the Company, the Class B Holder and the Special Sub-Servicer (each as such, an "Indemnifying Party") shall defend, indemnify and hold the other parties hereto (each as such, an "Indemnified Party") harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses (individually and collectively, the "Claims") that such Indemnified Party may sustain as a result of the breach by any party of its obligations under the terms of this Agreement. The parties further agree that the Special Sub-Servicer shall defend, indemnify and hold the Company harmless from and against any and all Claims that the Company may sustain in any way related to any negligence, willful misconduct, or any action taken by, or failure to act on the part of the Special Sub-Servicer in connection with the performance of the sub-servicing activities pursuant to this Agreement.

      Section 6.04 Amendment.

      This Agreement may be amended from time to time by written agreement signed by each of the parties hereto.

      Section 6.05 Counterparts.

      This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

      Section 6.06 Governing Law.

      This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 6.07 Notices.

      Unless otherwise provided herein, all demands, notices and direction hereunder shall be in writing and sent by overnight mail, telecopy or via e-mail and shall be deemed effective upon receipt to:

      (a) in the case of the Company,

          Countrywide Home Loans, Inc.
          400 Countrywide Way
          Simi Valley, California  93065
          Attention:  Guadalupe Montero, Vice President
          Telephone:  (805) 520-5612
          Facsimile:  (805) 520-5615
          E-mail:  Guadalupe_Montero@Countrywide.com.

      or such other address as may hereafter be furnished to the Class B Holder and the Special Sub-Servicer in writing.

      (b) in the case of the Class B Holder,

          Credit-Based Asset Servicing and Securitization LLC
          335 Madison Avenue
          New York, New York 10017
          Attention:  B-Piece Surveillance Department
          Telephone:  (212) 850-7765
          Facsimile:  (212) 850-7760
          E-Mail:

          or such other address as may hereafter be furnished to the Company in writing.

      (c) in the case of the Special Sub-Servicer,

          Litton Loan Servicing LP
          5373 W. Alabama, Suite 600
          Houston, Texas  77056
          Attention:  Janice McClure
          Telephone:  (713) 966-8801
          Facsimile:  (713) 960-0539
          or such other address as may hereafter be furnished to the Company in writing.

      Section 6.08 Survival of Representations and Warranties; Severability of Provisions.

      Each of the representations and warranties made herein shall survive the execution, delivery, performance and termination of this Agreement. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

      Section 6.09 Successors and Assigns.

      This Agreement may not be assigned by any party hereto without the prior written consent of each of the other parties hereto. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

      Section 6.10 Definitions.

      Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed thereto as set forth in the related Pooling and Servicing Agreement.

      Section 6.11 Article and Section Headings.

      The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 6.12 Confidentiality.

      The Class B Holder and the Special Sub-Servicer each agree that any and all information supplied to it by or on behalf of the Company pursuant to this Agreement, including individual Mortgagor account information, is the property of the Company and each of the Class B Holder and the Special Sub-Servicer agree to use such information only for the purposes contemplated by this Agreement and otherwise hold such information confidential and not to disclose such information to any other person or entity for any other reason.

      Section 6.13 Class A Certificates.

      The Class B Holder agrees, that without the prior written consent of the Company, so long as Class B Holder or any of its affiliates is a party to this Agreement and the holder or owner of any Class B Certificates of a Series, neither it nor any of its affiliates shall purchase, or trade any Certificates of such Series which have been registered under the Securities Act of 1933, as amended.

      Section 6.14 No Partnership.

      Nothing herein shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as an agent for the Company.

      Section 6.15 Effect of Termination of Sub-servicing Rights or Resignation of Special Sub-Servicer.

      Neither the termination of this Agreement or any of the Special Sub-Servicer's rights to sub-service all or any of the Specially Serviced Mortgage Loans nor the resignation by the Special Sub-Servicer from its duties herein shall have no affect on any obligation or liability of the Special Sub-Servicer then outstanding.

      Section 6.16 Right of Offset.

      The Company shall have the right to offset any moneys the Company owes to the Class B Holder or the Special Sub-Servicer against any moneys due to the Company from the Class B Holder or the Special Sub-Servicer, as applicable, under this Agreement.

      IN WITNESS WHEREOF, each of the parties hereto have caused its name to be signed hereto by its respective officer thereunto duly authorized, all as of the day and year first above written.

                         COUNTRYWIDE HOME LOANS, INC.

                         By:     /s/ Michael Schloessmann
                            ---------------------------------------------
                         Name:   Michael Schloessmann
                         Title:  Vice President



                         CREDIT-BASED ASSET SERVICING AND
                         SECURITIZATION LLC

                         By:     /s/ Marc Rosenthal
                            ---------------------------------------------
                         Name:   Marc Rosenthal
                         Title:  Vice President



                         LITTON LOAN SERVICING LP

                         By:     Jack Navarro
                            ---------------------------------------------
                         Name:   /s/ Jack Navarro
                         Title:  Executive Vice President

                                   EXHIBIT D

                             FORM OF CONFIRMATION
                              [C-BASS LETTERHEAD]
[DATE]

John M. Carrick
Senior Vice President, Transaction Management
Countrywide Home Loans, Inc.
4500 Park Granada, CH-142
Calabasas, California 91302

         RE:                                                        Special
                                                                    -------
Sub-Servicing Agreement and Additional Purchased Securities
-----------------------------------------------------------

Gentlemen and Ladies:

This letter (this "Confirmation") confirms that upon the execution and delivery of this Confirmation by each of the parties, the payment of the Special Servicing Premium and the full satisfaction of any and all other terms and conditions set forth herein, that the Series of Additional Purchased Securities identified below, and the related pool(s) of Mortgage Loans, shall be made subject to the Amended and Restated Special Sub-Servicing Agreement dated April ___, 2001, by and among the Company, the Class B Holder and the Special Sub-Servicer (the "Sub-Servicing Agreement").

         Deal           Bloomberg     CUSIP    Original    Class(es)   Sold by      Original Face       Special
                         Ticker               Issue Date              CSC (Y/N)    Amount of First     Servicing
                                                                                      Loss Bond         Premium


All remittances with respect the Specially Serviced Mortgage Loans underlying the Class B Certificate added hereby shall be made to the related custodial accounts identified on Schedule I hereto.

Upon placing its signature on this Confirmation, each of Class B Holder, the Special Sub-Servicer and the Company again makes, with respect to itself and each Loan, as applicable, all of the representations, warranties and covenants made by each such party in the Special Sub-Servicing Agreement, except as the same may be amended by this Confirmation.

All exhibits hereto are incorporated herein in their entirety. In the event there exists any inconsistency between the Sub-Servicing Agreement and this Confirmation with respect to the Series to be added hereby, the latter shall be controlling notwithstanding anything contained in the Sub-Servicing Agreement to the contrary. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Sub-Servicing Agreement.

Kindly acknowledge your agreement to the terms of this Confirmation by signing in the appropriate space below and returning this Confirmation to the undersigned. Telecopy signatures shall be deemed valid and binding to the same extent as the original.


Credit-Based Asset Servicing and Securitization LLC, as Class B Holder



By:
    ----------------------------------------
Name:
Title:

Acknowledge and agreed:

Litton Loan Servicing LP,
as the Special Sub-Servicer



By:
    ----------------------------------------
Name:
Title:


Countrywide Home Loans, Inc.,
as the Company



By:
      --------------------------------------
Name:
Title:

                            SCHEDULE I TO EXHIBIT D

                              Custodial Accounts
                              ------------------

                                  SCHEDULE II

                     SPECIAL SERVICING TRANSFER PROCEDURES

      Any transfer of sub-servicing with respect to a Specially Serviced Mortgage Loan shall be effected according to the following timeline. All dates set forth below are for illustrative purposes only. Capitalized terms used in this Schedule shall have the meanings ascribed thereto in the Agreement.

Timeline

Last business day of Month One
      Mortgagor is 119 Days Delinquent.

3rd business day of Month Two
      The Company receives an electronic file from its Collections Department on all Specially Serviced Mortgage Loans (all 120+ delinquent loans).

4th business day of Month Two
      The Company sends the electronic file to Class B Holder/Special Sub-Servicer of all Specially Serviced Mortgage Loans with information designating those Specially Serviced Mortgage Loans where a forbearance plan or workout is in progress and those Specially Serviced Mortgage Loans where there is no plan or workout in progress or in place.

6th business day of Month Two
      The Company and the Special Sub-Servicer coordinate the transfer of servicing of the Specially Serviced Mortgage Loans as provided below.

14th business day of Month Two
      The Company prepares and mails the 'goodbye letters' to the mortgagors.

20th Calendar Day of Month Two
      The Special Sub-Servicer prepares and mails the 'welcome letters' to the mortgagors.

1st business day of Month Three     Effective Date.

On or Before 5th business day of Month Three
      In accordance with the Servicing Transfer Instructions, Company sends Special Sub-Servicer final transfer data (e.g., trial balance, loan files, current and previous 2 years' history records (if applicable), all default-related correspondence, and all collection, foreclosure and bankruptcy files);

      Company provides Special Sub-Servicer with detailed reimbursement request relating to Advances and Servicing Advances; and

      Company sends Special Sub-Servicer a check or wire for the net (positive net of negative) escrow and unapplied funds.

      Company provides Special Sub-Servicer with ending balances via an electronic file.

Five business days following end-of-the-month cutoff of Month Four Special
      Sub-Servicer reports the data contained in Schedule A to Company.

On the 18th of Month Four or prior business day if the 18th falls on a weekend or holiday
      Special Sub-Servicer shall wire the scheduled principal interest payments on all Specially Serviced Loans.

--------------------

                        Servicing Transfer Instructions
                        -------------------------------

I.    NOTIFICATION OF LOANS TO TRANSFER

A. Company will prepare and provide a list of all Specially Serviced Mortgage Loans past 120 days delinquent. The list shall be provided to Special Sub-Servicer on the 4th business day of each month.

B. The sub-servicing of the Specially Serviced Mortgage Loans shall be transferred to the Special Sub-Servicer effective the first day of each month following the month in which such Delinquent Mortgage Loan became a Specially Serviced Mortgage Loan.


II.   CONVERSION DATA

Dependent upon the volume of Specially Serviced Mortgage Loans transferred in a month based on the aggregate unpaid principal balance of the Specially Serviced Mortgage Loans as of the last day of Month Two, the sub-servicing of such Specially Serviced Mortgage Loans shall be accomplished by one of the following mutually agreed upon conversion methods:

A. Manual conversion
      1. Company to provide a "master file data record" for each loan (accompanied by a listing of all code definitions).\
      2. Company to provide a trial balance containing all of the Specially Serviced Mortgage Loans.

B.  Electronic conversion
      1. Information shall be provided in an electronic file containing mutually agreed upon fields.
      2. Company to provide a trial balance containing all of the Specially Serviced Mortgage Loans.

Preliminary information for either a manual or electronic conversion shall be provided within 3 business days of receipt of the List of Loans to Transfer to provide time for Special Sub-Servicer to verify and load the information, with the exception of the specific data that is determined at the Effective Date.


III.  HOMEOWNER NOTIFICATION

A. Company shall mail the mortgagor notification (good-bye letter) fifteen days prior to the Effective Date. Company shall use a form of notification which is mutually acceptable to the Special Sub-Servicer and Company.

B. Special Sub-Servicer shall mail the mortgagor notification (welcome letter) and shall use a form of notification which is mutually acceptable to the Special Sub-Servicer and Company.

IV.   HAZARD / FLOOD INSURANCE

A. Company to notify the hazard insurers of a change to the mortgagee clause as follows:

            Litton Loan Servicing LP
            Its Successors or Assigns

            5373 West Alabama, Suite 600
            Houston, TX  77056-5923

B. Copies of the mortgagee clause change requests shall be provided to Special Sub-Servicer.

C. Any unpaid policies, expiration notices, cancellation notices, Specially Serviced Mortgage Loans with expired policies shall be properly identified, sorted and marked for special handling.

D. Company to provide a list of Specially Serviced Mortgage Loans under "force place coverage" program. Company will cancel the force order insurance in place for a Specially Serviced Mortgage Loan at the time of the transfer of the sub-servicing.

V.    FHA LOANS

A. Company to provide screen prints to include the following items on Specially Serviced Mortgage Loans which are FHA insured government loans with a monthly premium.
         1. Loan number
         2. FHA case number
         3. Anniversary date
         4. Annual premium
         5. Monthly amount
         6. Total MIP paid to date
         7. Next month the premium is due

B. Company to provide screen prints to include the following items on Specially Serviced Mortgage Loans which are FHA insured government loans where the full premium was paid up front.
         1. Loan number
         2. FHA case number
         3. Insuring date
         4. Amount of prepaid premium

C. Company to prepare HUD Form 92080 with Special Sub-Servicer's HUD mortgagee number (72313) and forward to HUD electronically. Proof of submission shall be forwarded to Special Sub-Servicer.

VI.   CONVENTIONAL LOANS

A. Individual PMI certificates shall be retained in the Servicing File

B. Company to prepare notifications to the PMI companies requesting a change of servicer to Special Sub-Servicer. Copies shall be forwarded to Special Sub-Servicer.

C. Company to provide electronic copy of all Specially Serviced Mortgage Loans with PMI to include:
         1. Loan number
         2. PMI company
         3. PMI certificate number
         4. Next due date
         5. Last amount paid

VII.  REAL ESTATE TAXES

A. Company to forward individual loan tax records showing payee, due dates, frequency of payment, next due date, last paid date and last paid amount.

B. To the extent the related Mortgagor is required to maintain an escrow account for property taxes and insurance premiums, the Company shall ensure that all property taxes for any such Specially Serviced Mortgage Loan are paid current prior to the Effective Date.

C. All tax bills received after the Effective Date shall be forwarded to Special Sub-Servicer for payment.

D. The Special Sub-Servicer will obtain a tax service contract for each of the Specially Serviced Mortgage Loans.

VIII. INVESTOR REPORTS

A. Company to provide a copy of the most recent trial balance as of the last day of Month Two.

B. Company to provide ending scheduled balance as of the last day of Month Two on the fifth business day of Month Three.

C. Company to provide a report detailing advanced delinquent principal and net interest plus the schedule principal and interest due as of the Effective Date for each Specially Serviced Mortgage Loan.

IX.   OTHER

A. Company to provide hardcopies of the last 24 months history for each Specially Serviced Mortgage Loan accompanied by an explanation of the transaction codes.

B. Company to provide copies of the last escrow analysis for each Specially Serviced Mortgage Loan with an explanation of analysis method (cushion, etc.).

C. Company to provide the servicing file for each Specially Serviced Mortgage Loan in hardcopy or microfiche format.

D. Company to provide the currently active collection records and pertinent information on Delinquent Mortgage Loans.

E. Net escrow and unapplied funds as of the Effective Date shall be sent to Special Sub-Servicer via check or wire within three business days of the transfer, accompanied by an explanation of Unapplied Funds codes.

F. The advances (exclusive of escrow advances, which shall be handled in Section X (E) above) incurred by Company shall be billed to Special Sub-Servicer accompanied by appropriate documentation. Special Sub-Servicer to reimburse Company via check or wire for all advances (exclusive of escrow advances, which shall be handled in Section X (E) above) on the subject Specially Serviced Mortgage Loans within three business days of receipt of billing.

G. Company to provide a listing containing the mortgagor name, co-mortgagor name, property address and mailing address for preparation of Special Sub-Servicer's Notification Letters.

H. Company to provide the following items, sorted and clearly marked for special handling.
         1. Active foreclosure and bankruptcy files should have the status shown on the front of each file.

         2. Insurance loss drafts should provide all documentation on the current status.
         3. Unprocessed payoff funds should be accompanied by a copy of the payoff quotation.
         4. Information should be furnished on any pending payoff or assumption.
         5. Information on any incomplete partial releases should be provided.

I. Loan payments received with respect to the Specially Serviced Mortgage Loans after the Cut-off Date shall be endorsed to Litton Loan Servicing LP. and forwarded by overnight service to the following address within twenty-four hours, properly identified with Company's loan number.

                           Litton Loan Servicing LP.
                           Attn:  Cashiering Department
                           5373 West Alabama, Suite 600
                           Houston, TX  77056-5923

Returned items received after the Effective Date shall be forwarded to Special Sub-Servicer for reimbursement. Special Sub-Servicer to reimburse Company within 10 business days of receipt.

J. Company to ship all loan files and copies of the collateral file documentation related to the Specially Serviced Mortgage Loans (other than any documents which are held by the applicable custodian pursuant to the related Pooling and Servicing Agreement) by the 3rd business day after the Cut-off Date. Notwithstanding the foregoing, the Company shall retain all original credit files relating to the Specially Serviced Mortgage Loans and shall provide copies thereof to the extent requested by the Special Sub-Servicer in connection with its duties under the Agreement. Any information, such as preliminary trial balances, master file data records, delinquency information, etc. shall be furnished as early as possible prior to the Effective Date.

All shipments to be sent to:
                           Litton Loan Servicing LP
                           Attn:
                           5373 West Alabama, Suite 600
                           Houston,  TX   77056-5923

K. Company to furnish all required IRS reporting statements for the current year up to the Effective Date, both to the mortgagors and to the appropriate government agencies. Special Sub-Servicer to furnish all required year-end reporting commencing on the effective date of transfer through the year-end.

                           EXHIBIT A to Schedule II

                                  (attached)



                                    II-A-1

                                 Schedule III
                       REQUEST FOR RELEASE OF DOCUMENTS

----------------------------------------------------------------------------------------------------------------------------------
To: Countrywide Home Loans, Inc.                        Date:                      Dept. :Document Control
                                                        Ref. #:
----------------------------------------------------------------------------------------------------------------------------------
                                                        Commitment #:
Mortgagors Name. Property Address. Zip Code             Litton Loan Servicing LP Loan #:
                                                        Investor Loan #:

-------------------------------------------------------------------------------------------------------------
Original Mortgage Amount                  ______________________________           $  __________________
Date of Original Mortgage                 ______________________________               __________________
Interest Rate                             ______________________________               __________________
Monthly fixed Installment (P&I)           ______________________________           $  __________________
Paid Thru Date:                           ______________________________               __________________
----------------------------------------- ---------------------------------------- --------------------------
Please release the requested documents for purpose of:                   Settlement or Expected Return Date:
| | Mortgage Paid in Full                 $_____________________         ____________________________
| | Foreclosure                           $_____________________         ____________________________
| | Substitutions                         $_____________________         ____________________________
| | Other Liquidations                    $_____________________         ____________________________
| | Non-Liquidations                      $_____________________         ____________________________

* All amounts that borrower is obligated to pay under the note, the mortgage and any other document pertaining to the mortgage loan including but not limited to all required payment of principal and interest, have been paid in full and delivered to Countrywide Home Loans, Inc. pursuant to that certain
Special Sub-Servicing Agreement. If applicable, Litton Loan Servicing LP has paid interest on the amount repaid (if not by the borrower) through the end of the month and has deposited such amount with Countrywide Home Loans, Inc..

Explanation of Request:       _______________________________________________________________________________
                              _______________________________________________________________________________

The undersigned Litton Loan Servicing LP requests for lease of Loan Documents for the purpose above. Litton Loan Servicing LP shall indemnify Countrywide
Home Loans, Inc. in the event of a failure on the part of Litton Loan
Servicing LP to return Legal Departments as required by Agreement.

Please forward to Litton Loan Servicing LP at the following address (Courier or U. S. Mail):

                                                                         ----------------------------
                                                                         Litton Loan Servicing LP's
                                                                         Authorized Signature



=============================================================================================================
The following original legal documents are released to Litton Loan Servicing LP:
| |  Note                     | |  Security Instrument    | |   Title Policy          | |   Assignments

Authorized By:_____________________    Date_________    Released By:________________________     Date:_______
              Signature of Investor                        Signature of Investor's/Trustee's
          Authorized Representative                        Authorized Representative
                                                           (if applicable)
=============================================================================================================
Return of released document(s):
| |  Reinstated              | |  Documents Corrected        | |   Other  ______________________________

______________________________________________                                __________________________
Purchaser's Authorized Representative                                         Date Document(s) Returned



                                    III-1

                                  Schedule IV

                          Maximum Number of Days From

           Commencement of Foreclosure To Foreclosure Sale by State:


-------------------------------------------------------------------------------
Alabama                     57             Missouri                    55
Alaska                     125             Montana                    142
Arizona                    127             Nebraska                   167
Arkansas                   150             Nevada                     292
California                 133             New Hampshire               70
Colorado                   125             New Jersey                 289
Connecticut                183             New Mexico                 217
District of Columbia        98             New York                   300
Delaware                   200             New York City [**]         336
Florida                    175             North Carolina             108
Georgia                     62             North Dakota               150
Guam                       275             Ohio                       227
Hawaii                     167             Oklahoma                   189
Idaho                      146             Oregon                     158
Illinois                   300             Pennsylvania               282
Indiana                    187             Puerto Rico                250
Iowa                       167             Rhode Island               108
Kansas                     177             South Carolina             207
Kansas                     177             South Dakota               160
Kentucky                   138             Tennessee                   67
Louisiana                  239             Texas                       53
Maine                      342             Utah                       138
Maryland                    96             Vermont                    233
Massachusetts              101             Virgin Islands             250
Michigan                    75             Virginia                    82
Minnesota                   89             Washington                 179
Mississippi                 79             West Virginia              100
                                           Wisconsin                  319
                                           Wyoming                     83
-------------------------------------------------------------------------------

                                  Schedule V

                        Form of Officer's Certification

                                  (attached)

                            OFFICER'S CERTIFICATION
RE:         Deal Name:     (use the pool  name reflected on Schedule A)
            ___________
            ___________
            CHL Loan #: _______________    Special Servicer Loan #: ___________
            CHL Investor #: _____________
            Borrowers Name: ______________________
            Property Address:  __________________________________
            City, State  Zip Code:  _____________________________

MM/YY Ending Scheduled Balance                           0.00

Plus:  Advanced P&I Advances

                                Principal     Interest
                                ---------     --------

(Each payment advanced needs to be detailed below in accordance to the format below)

      MM/YY      Payment        0.00          0.00

Total Principal and Interest Payments                        0.00

Plus: Other Expenses
                 Attorney Fees                      0.00
                 Property Preservation              0.00
                 MI/Hazard Insurance Premiums       0.00
                 BPO                                0.00
                 Overdrawn Escrow                   0.00

Total Other Advances                                         0.00

Total Funds Due Servicer                                     0.00

Sales Proceeds                                      0.00
Loss Draft Proceeds                                 0.00

Total Proceeds                                      0.00

Total Realized Loss                                 0.00

Type of Loss:

I certify that the foregoing and all information, including any accompanying statements or documents, are true, correct and complete to the best of my knowledge and belief.


----------------------------------------               ------------------
         Officer Name, Title                                Date

CW-CB SSA Standard Flow


                                AMENDMENT NO. 1
                                      TO
                        SPECIAL SUB-SERVICING AGREEMENT


            This AMENDMENT NO. 1 TO SPECIAL SUB-SERVICING AGREEMENT ("Amendment") effective as of May 1, 2001, among Countrywide Home Loans, Inc. (the "Company"), Credit Based Asset Servicing and Securitization LLC (the "Class B Holder"), and Litton Loan Servicing LP (the "Special Sub-Servicer").

            Preliminary Statements.

            (1) The Company, the Class B Holder and the Special Sub-Servicer are parties to a Special Sub-Servicing Agreement dated as of May 1, 2001 (the "Special Sub-Servicing Agreement");

            (2) The Class B Holder desires to modify the restrictions set forth in Section 6.13 to conform to current regulatory requirements and market practices, and

            (3) The Company, the Class B Holder and the Special Sub-Servicer each desire to amend the Special Sub-Servicing Agreement to accomplish the foregoing.

            NOW, THEREFORE, the parties agree as follows:

            SECTION 1. Amendments to the Special Sub-Servicing Agreement. Upon the satisfaction of the conditions precedent set forth in Section 2 below, the Special Sub-Servicing Agreement is amended, effective as of the effective date of this Amendment:

            1.01. Article VI of the Special Sub-Servicing Agreement is hereby amended and modified by deleting Section 6.13 in its entirety and inserting it in place the following:

            " Section 6.13 Class A Certificates The Class B Holder agrees, that without the prior written consent of the Company, so long as Class B Holder is a party to this Agreement and a holder of any Class B Certificates of a Series, no employee of the Class B Holder who has received non-public information with respect to any to a Series will be involved in the investment decision process in connection with any purchase, sell or trade of any publicly registered Certificates of the same Series. The Class B Holder represents, warrants and covenants that it has implemented and shall continue to implement reasonable policies and procedures, taking into consideration the nature of the Investor's business, to insure that individuals making investment decisions would not violate the laws prohibiting trading on the basis of material nonpublic information. The Class B Holder further agrees to use such information in compliance with all applicable laws and regulations promulgated by the United States Securities and Exchange Commission."

            SECTION 2. Conditions Precedent. This amendment shall become effective and be deemed effective as of the date first above written when (a) the parties hereto shall have

CW-CB SSA Standard Flow
duly executed this Amendment.

            SECTION 3. Representations and Warranties. Each of the parties hereto represents that this Amendment has been duly authorized, executed and delivered by it pursuant to its corporate powers and constitutes the legal, valid and binding obligation of such party.

            SECTION 4. Effect of Amendment. Other than as identified herein, there are no other amendments to the Special Sub-Servicing Agreement, and the remainder of the Special Sub-Servicing Agreement shall remain in full force and effect.

            SECTION 5. Defined Terms. Any capitalized term not otherwise defined herein shall the meaning assigned to such term in the Special Sub-Servicing Agreement.

            SECTION 6. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.


                        [signatures begin on next page]

CW-CB SSA Standard Flow
            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                         COUNTRYWIDE HOME LOANS, INC.


                                         By: /s/ Ruben Avilez
                                            ----------------------------------
                                         Name:   Ruben Avilez
                                         Title:  Vice President



                                         CREDIT-BASED ASSET SERVICING AND
                                         SECURITIZATION LLC

                                         By: /s/ Geoffrey Hader
                                            ----------------------------------
                                         Name:   Geoffrey Hader
                                         Title:  Vice President



                                         LITTON LOAN SERVICING LP

                                         By: /s/ Janice McClure
                                            ----------------------------------
                                         Name:   Janice McClure
                                         Title:  Senior Vice President